NYLI VP Dimensional U.S. Equity Portfolio (formerly MainStay VP Wellington U.S. Equity Portfolio)	Summary Prospectus May 1, 2024 As revised August 12, 2024

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to dfinview.com/NYLIM/?site=VP, by calling 800-624-6782, option 2 or by sending an e-mail to NYLIShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.51%	0.51%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.53%	0.78%

1. Restated to reflect current management fees. The management fee is as follows: 0.52% on assets up to $500 million; 0.495% on assets from $500 million to $1 billion; 0.47% on assets from $1 billion to $3 billion; and 0.46% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Service Class	$ 80	$ 249	$ 433	$ 966
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

To achieve the Portfolio’s investment objective, Dimensional Fund Advisors LP, the Portfolio’s Subadvisor (the “Subadvisor”), implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Subadvisor’s research, while balancing risk through broad diversification across companies and sectors. The Subadvisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Portfolio is designed to purchase a broad and diverse group of readily marketable securities of U.S. large cap companies that the Subadvisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Subadvisor expects to consider such factors as market capitalization, free float (adjustments for ownership by insiders and other shareholders deemed to be holding strategic positions in the company), size, relative price, profitability, price momentum (the past performance of the shares of the company), short-run reversals, trading strategies (the Subadvisor’s ability to trade the company shares efficiently), liquidity management, and other factors that the Subadvisor determines to be appropriate to determine the representation of an eligible company in the Portfolio. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large cap high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Subadvisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. As of the date of this Prospectus, for purposes of the Portfolio, the Subadvisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Subadvisor. Under the Subadvisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2023, the market capitalization of a large cap company would be $9,960 million or above. This threshold will change due to market conditions.

The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio. The Subadvisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Subadvisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity.

The Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic and geopolitical factors for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

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Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance as well as two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. In accordance with new regulatory requirements, the Portfolio has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The table also includes the average annual returns of the Russell 1000® Index and the S&P 500® Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Effective August 12, 2024, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2014-2023)

Best Quarter
2020, Q2	21.56%
Worst Quarter
2020, Q1	-20.95%

Average Annual Total Returns (for the periods ended December 31, 2023)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	24.58%	13.16%	10.46%
Service Class	6/5/2003	24.27%	12.88%	10.19%
Russell 3000® Index[1]		25.96%	15.16%	11.48%
Russell 1000® Index[2]		26.53%	15.52%	11.80%
S&P 500® Index[3]		26.29%	15.69%	12.03%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

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2.  The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

3.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. Dimensional Fund Advisors LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Dimensional Fund Advisors LP	Jed S. Fogdall, Portfolio Manager	Since August 2024
	John A. Hertzer, Portfolio Manager	Since August 2024
	Mary T. Phillips, Portfolio Manager	Since August 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the New York Life Investments VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

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